SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): April 2, 1998



                         SSB Vehicle Securities Inc.

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           (Exact name of registrant as specified in its character)



                                   Delaware

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        (State or other jurisdiction of incorporation or organization)


       333-41949                             N/A

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(Commission File Number)      (IRS Employer Identification No.)


          Seven World Trade Center
          New York, New York  10048

________________________________________________________________
            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 212-783-7000


                   Salomon Brothers Vehicle Securities Inc.
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(Former name or former address, if changed since last report)

Item 5.   Other Events
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Change of Name of the Registrant.
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     On April 2, 1998, pursuant  to Delaware  law, the  Registrant amended its charter to change its name from Salomon Brothers Vehicle Securities Inc. to SSB Vehicle Securities Inc.


Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.


(b)  Not applicable.

(c)  Exhibits.

     Exhibit 1.1 - Certificate of Incorporation of Salomon Brothers Vehicle Securities Inc. dated November 7, 1997 (incorporated by reference to Amendment No. 1 to Registration Statement No. 333-41949, filed on January 30,
1998).

     Exhibit 1.2 - Certificate of Amendment of Certificate of Incorporation dated April 2, 1998.


SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SSB Vehicle Securities Inc.



                                   By: /s/ Ted K Yarbrogh
                                       ----------------------------
                                       Ted K. Yarbrough
                                       Assistant Vice President